Supplement dated July 22, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Asset Allocation Fund	5/1/2016
The funds listed under the caption “Acquired Fund” in the table below have merged into the corresponding Acquiring Fund. Accordingly, all references in the prospectus to the Acquired Funds as underlying funds are hereby deleted.

Acquired Fund	Acquiring Fund
Columbia International Opportunities Fund	Columbia Select International Equity Fund
Columbia International Value Fund	Columbia Overseas Value Fund
Columbia Large Cap Growth Fund IV	Columbia Large Cap Growth Fund
Columbia Multi-Advisor Small Cap Value Fund	Columbia Select Smaller-Cap Value Fund
Columbia Value and Restructuring Fund	Columbia Contrarian Core Fund
The sixth paragraph of the description of Columbia Multi-Asset Income Fund in Appendix A — Underlying Funds — Investment Objectives and Strategies is hereby deleted and replaced with the following:
The Fund may invest in derivatives, including futures (including interest rate futures, equity futures and index futures) and swaps (including credit default swaps and credit default swap indexes) for investment purposes and hedging purposes, and structured investments (including equity-linked notes) for investment purposes.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1471-19 A (7/16)